UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

AEROJET ROCKETDYNE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

COMMITTEE FOR AEROJET ROCKETDYNE SHAREHOLDERS AND VALUE MAXIMIZATION

comprised of the following individuals

speaking individually and not as or on behalf of the company:

GAIL BAKER

MARION C. BLAKEY

MAJ. GEN. CHARLES F. BOLDEN, USMC (RET.)

GENERAL KEVIN P. CHILTON, USAF (RET.)

THOMAS A. CORCORAN

EILEEN P. DRAKE

DEBORAH LEE JAMES

GENERAL LANCE W. LORD, USAF (RET.)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Committee For Aerojet Rocketdyne Shareholders And

Value Maximization Files Definitive Proxy Statement and Mails Notice of Special Meeting Of Shareholders

-Special Meeting Will Be Held on June 30, 2022 and Allow Shareholders to Elect a New Board of Directors

-Committee Urges Shareholders to Protect Their Investment Against a Takeover by Executive Chairman Lichtenstein, His Steel Partners Group and His Self-Interested Agenda

EL SEGUNDO, Calif., June 1, 2022. Eileen Drake (the CEO of Aerojet Rocketdyne Holdings, Inc. (NYSE: AJRD)) and Gen. Kevin Chilton (Ret.), Thomas Corcoran and Gen. Lance Lord (Ret.) (three of its Independent Directors) announced today that they filed with the Securities and Exchange Commission a definitive proxy statement for the special meeting of the Aerojet Rocketdyne shareholders to be held on June 30, 2022. The special meeting will allow shareholders to elect a new slate of independent and highly-qualified directors and protect their investment against a takeover by conflicted and mis-aligned Executive Chairman Warren Lichtenstein.

Set forth below is a letter addressed to Aerojet Rocketdyne shareholders that was issued today:

Fellow Shareholders:

Aerojet Rocketdyne’s shareholders are facing an important decision at the Special Meeting on June 30th.

During her tenure, Eileen Drake (Aerojet Rocketdyne’s CEO) has led the Company to strong shareholder returns. The Company improved its competitive position, explored value-enhancing alternatives, gained key customer wins and is now positioned to deliver substantial future value to Aerojet Rocketdyne shareholders.

Warren Lichtenstein, Executive Chairman of the Company, has endeavored to undermine the Company’s management and forward momentum. He has been paid millions as Executive Chairman, while rarely visiting the Company’s office. Mr. Lichtenstein has been sanctioned by the Company’s board of directors (the “Board”) for his actions, following an investigation by an independent national law firm. He launched a proxy fight with his hedge fund (Steel Partners) to replace the Company’s directors – other than his friends and family – and wants to replace the CEO with a Steel Partners’ consultant. Moreover, Mr. Lichtenstein has attempted to deprive Aerojet Rocketdyne shareholders of the opportunity to elect a new Board, through litigation and other tactics to delay this shareholder meeting where he will be held accountable. Handing over control of Aerojet Rocketdyne to Mr. Lichtenstein and his friends would have devastating effects on your Company.

EILEEN DRAKE’S TEAM HAS A TRACK RECORD OF EXECUTING AND DELIVERING VALUE

Aerojet Rocketdyne has delivered substantial shareholder value and has a bright future ahead. In 2021, the Company grew sales by 6% to $2.188 billion, adjusted EBITDAP by 10% to $298.5 million and adjusted EPS by 18% to $1.97. The Company also generated $162 million of free cash flow, which exceeded management’s stated goal of 100% of net income.

During Ms. Drake’s tenure as CEO, the Company’s 111% five-year total shareholder return (“TSR”) significantly outperformed the S&P Aerospace & Defense Select Index by ~53% and the S&P 500 by ~23%. In the last five fiscal years, the Company grew revenue by 4.4% annually, adjusted EBITDAP by 8.3% annually and adjusted EPS by 19.5% annually.

THE COMPANY HAS ESTABLISHED A DIVERSIFIED, WELL-BALANCED PORTFOLIO AND SIZEABLE BACKLOG ALIGNED WITH DEPARTMENT OF DEFENSE AND NASA PRIORITIES

Aerojet Rocketdyne serves a diversified portfolio of programs and markets across high-priority areas of the defense and space sector. The Company’s differentiated capabilities position it to deliver robust, consistent cash flow. Aerojet Rocketdyne will also continue to monetize its real estate holdings, providing additional cash generation.

The Company’s large, multi-year awards – including Ground-Based Strategic Deterrent (“GBSD”), Terminal High Altitude Area Defense, Standard Missile, NASA Space Launch System propulsion and the Orion spacecraft Main Engine – have driven growth and created a $6.8 billion backlog that stands at more than three times the Company’s annual sales, even before the Company received its largest ever RL 10 engine order from the United Launch Alliance in April. These programs provide long-term visibility on revenue growth and continued enhanced operating leverage.

Our nation’s focus on hypersonics as a national security imperative makes use of Aerojet Rocketdyne’s broad range of world-class capabilities. The Company continues to develop and produce advanced scramjets, solid rocket motor boosters, warheads and missile defense technologies, and, through the use of its additive manufacturing, has been able to dramatically reduce costs and development time for these new hypersonic capabilities.

In addition to hypersonics, Aerojet Rocketdyne continues to play a pivotal role in supporting the country’s space exploration. The Company powers NASA’s next generation heavy lift launch vehicle, the Space Launch System, the Orion deep space craft that will carry astronauts beyond low Earth orbit, and advanced in-space capabilities, including propulsion that has now supported nine out of nine successful NASA landings on Mars, including the NASA Perseverance Mission in 2021.

Aerojet Rocketdyne has also ramped up production of rocket motors for the Stinger and Javelin missile systems as the U.S. and its allies provide these critical weapons to Ukraine.

Aerojet Rocketdyne’s leading capabilities in these important areas position the Company very well for sustained shareholder value creation.

THE COMPANY HAS MADE SIGNIFICANT OPERATIONAL ENHANCEMENTS

Aerojet Rocketdyne continues to make operational enhancements to drive new and existing programs. This includes strategic investments in advanced manufacturing processes, facility modernization and a highly skilled workforce. These enhancements have driven over 230 basis points of adjusted EBITDAP margin expansion since 2016.

The Company continues to invest in its Los Angeles facility to support NASA’s Space Launch System rocket and Artemis program, and in its Huntsville facilities for GBSD and hypersonics. The Company’s decision to locate the headquarters of its Defense business and a newly-built, world-class manufacturing facility in Huntsville has driven operational improvement and increased customer engagement. In Camden, Arkansas, the Company has invested in world-class engineering and manufacturing development capabilities, including growing a highly-skilled workforce by over 70% over the past five years. Accomplishments enabled by the Company’s ongoing, high-return investments include advances in hypersonic propulsion, counter-ballistic and counter-hypersonic technologies and additive manufacturing.

THE STEEL PARTNERS FACTION HAS ACTED IN A RECKLESS, SELF-INTERESTED AND CAPRICIOUS MANNER

In contrast, Mr. Lichtenstein and the Steel Slate have repeatedly shown themselves to be unreliable, self-interested and capricious in their actions:

•

Mr. Lichtenstein and his allies’ criticism began only after the Board investigation into his conduct in the fall of 2021 – not once until February 2022 had any of Mr. Lichtenstein or his allies raised any motion in the Boardroom criticizing Company strategy.

•

In January 2022 Mr. Lichtenstein, as Executive Chairman, tried to force the Board to approve a written contract between the Company and Steel Partners to guarantee his reelection as Executive Chairman at the 2022 annual meeting of shareholders, regardless of the outcome of the investigation.

•	The report regarding the independent investigation into Mr. Lichtenstein, released in May 2022, unanimously concluded that he engaged in a pattern of misconduct by:

•	engaging in unauthorized communications with third parties about pending transactions and executive management; and

•	violating the Board’s written instructions directing him to cease engaging in such unauthorized communications.

•

Mr. Lichtenstein engaged in a systematic campaign to delay a meeting of shareholders to elect a new Board, including bringing litigation in courts across the country. Notwithstanding these games by Mr. Lichtenstein and his hedge fund, Aerojet Rocketdyne shareholders have overwhelmingly supported this Special Meeting to enable your voices to be heard.

•

Mr. Lichtenstein is using Steel Partners’ billions to disparage Ms. Drake individually in litigation and the media to bully and pressure her to give up, so Aerojet Rocketdyne shareholders have only one choice of slate to vote on.

•

Mr. Lichtenstein has inundated employees with massive data requests and intimidating correspondence – reflecting a lack of understanding of the business, a waste of Company resources and a clear threat to the Company’s ability to hold together its employee base and maintain its client relationships. Both the Chief Operating Officer and General Counsel recently left the Company rather than deal with the circus-like atmosphere that Mr. Lichtenstein has created.

•

Mr. Lichtenstein is completely out of touch with our Company. On May 23, 2022, he launched a new website to advance his campaign to take control of the Board. Demonstrating his lack of knowledge of the Company for which he has served on the board for over 14 years, the picture on his website is of a Russian rocket rather than an Aerojet Rocketdyne product!

MR. LICHTENSTEIN’S TRACK RECORD OF DESTROYING VALUE

•

From the date Mr. Lichtenstein joined the Company’s Board in 2008 until Ms. Drake was appointed CEO, the Company’s TSR underperformed the S&P Aerospace & Defense Select Index by more than 30%. Since Ms. Drake became CEO, the Company’s TSR has outperformed the S&P Aerospace & Defense Select Index.

•	Mr. Lichtenstein paid himself millions of dollars to serve as Executive Chairman of the Company.

•

Mr. Lichtenstein insists on overseeing Aerojet Rocketdyne’s pension fund, along with his friend David Clay, which has performed poorly under his stewardship – he turned an overfunded position of $60+ million in 2008 to an underfunded position of ~($275 million) today. Curiously, he resists the suggestion that an audit of the pension plan would be beneficial to the Company and its shareholders.

OUR INDEPENDENT SLATE CONSISTS OF VALUE CREATORS WITH RELEVANT EXPERIENCE AND EXPERTISE

Our Independent Slate consists of Ms. Drake, fellow incumbent directors General Kevin P. Chilton, USAF (Ret.), Thomas A. Corcoran and General Lance W. Lord, USAF (Ret.), and the following four new nominees:

•

Gail Baker: Served as the President, Aftermarket Services for Collins Aerospace from 2019 until her retirement in 2020. In this role, she led the $11 billion worldwide commercial and military aftermarket business and customer service organizations, and her responsibilities included customer-tailored solutions, long-term aftermarket programs, spares planning and delivery, asset management, technical and strategic planning and management of 14 global maintenance, repair and overhaul facilities. From 2017 to 2019, Ms. Baker served as the President, Intelligence, Surveillance, Reconnaissance and Space at Collins Aerospace.

•

Marion C. Blakey: Served as President and CEO of Rolls-Royce North America Inc. (RRNA) until 2018. Prior to joining Rolls-Royce, Blakey was President and CEO of the Aerospace Industries Association (AIA) for eight years where she provided the leading voice for the aerospace and defense industry representing more than 270 member companies. From 2002 to 2007, Blakey was Administrator of the Federal Aviation Administration (FAA) where she operated the world’s largest air traffic control system and managed 44,000 employees and a $14 billion budget.

•

Maj. Gen. Charles F. Bolden, Jr. (Ret.): Was the Administrator of the National Aeronautics and Space Administration (NASA) from July 2009 until January 2017. Bolden’s 34 year career with the Marine Corps included 14 years as a member of NASA’s Astronaut Office. After joining the office in 1980, he traveled into orbit four times aboard the space shuttle between 1986 and 1994, commanding two of the missions and piloting two others.

•

Deborah Lee James: Served as the 23rd Secretary of the United States Air Force, a position she held from December 2013 to January 2017. Prior to her role as Secretary of the Air Force, Ms. James held various executive positions during a 12-year tenure at Science Applications International Corporation (SAIC), most recently serving as Sector President, Technical and Engineering of the Government Solutions Group.

THE STEEL PARTNERS SLATE CONSISTS OF HAND-PICKED LICHTENSTEIN FRIENDS AND ASSOCIATES THAT LACK RELEVANT EXPERIENCE AND/OR INDEPENDENCE

The Steel Partners slate is made up of Steel Partners and Lichtenstein cronies:

•	Mr. Lichtenstein originally joined the Board, alongside his nominees James Henderson and Martin Turchin, following a proxy fight by

Lichtenstein against the Company in 2008, and all three have now been on the board for 14+ years.

•

Mr. Henderson formerly served as CEO of Lichtenstein-controlled Steel Connect and held a number of roles with Steel Partners LLC, a subsidiary of Steel Partners Holdings, earning on average an annual seven figure salary.

•	Mr. Turchin is the grandfather of Lichtenstein’s Chief of Staff at Steel Partners Holdings.

•	Audrey McNiff subsequently joined the Board in 2020, and is the sister of Lichtenstein’s long-time friend and current board member at Steel Partners Holdings.

•

Steel Partners nominee Aimee Nelson lacks any relevant A&D sector experience and happens to be a signatory on behalf of Fifth Third Bank among a syndicate of bank lenders for a $600 million revolving credit facility to subsidiaries of Steel Partners Holdings.

•	Mark Tucker, Lichtenstein’s director nominee and proposed CEO replacement, is a Steel Partners paid consultant.

A VOTE FOR THE INDEPENDENT SLATE IS A VOTE FOR SHAREHOLDERS’ INTERESTS

If elected, our Independent Slate will undertake the following actions to benefit all shareholders:

•	Commence a comprehensive review of strategic, financial and capital allocation alternatives and opportunities.

•	Take a fresh look at the strategic landscape as we continue to seek to maximize shareholder value.

•	Eliminate the Executive Chair position and create an Independent Chair that acts on behalf of all shareholders (and saves the Company millions of dollars each year in bloated Executive Chair salary).

•	Commit to holding quarterly earnings calls (something Mr. Lichtenstein forbids) and providing financial guidance to investors.

•	Further enhance the gender and racial diversity of the Board through the election of four diverse new board members, including one African-American and three female directors.

•	Replace the leadership of the Benefits Management Committee to increase accountability for the performance of Aerojet Rocketdyne’s pension fund.

***

We look forward to continuing our engagement with our shareholders in the coming weeks. Thank you for your continued support.

Eileen P. Drake

Chief Executive Officer

Kevin Chilton, Thomas Corcoran, Lance Lord

Aerojet Rocketdyne’s Independent Directors

Important Information

This communication is being sent in our individual capacity, and not by or on behalf of Aerojet Rocketdyne Holdings, Inc. (the “Company”). No Company resources were used in connection with these materials. On June 1, 2022, Eileen P. Drake, General Kevin Chilton, USAF (Ret.), General Lance Lord, USAF (Ret.) and Thomas Corcoran (the “Incumbent Directors”) filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of stockholders of the Company to be held on June 30, 2022. The Incumbent Directors are disseminating copies of the definitive proxy statement, together with a WHITE proxy card, to Aerojet Rocketdyne stockholders on or about June 1, 2022.

STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Stockholders may obtain a free copy of the definitive proxy statement, any amendments or supplements thereto and other documents that the Incumbent Directors file with the SEC from the SEC’s website at www.sec.gov. The Incumbent Directors, together with Gail Baker, Marion Blakey, Charles Bolden and Deborah Lee James, may be deemed participants in the solicitation of proxies from stockholders. Information about the participants is set forth in the definitive proxy statement.

Contact:

D.F. King & Co., Inc.

Edward T. McCarthy / Tom Germinario

AJRD@dfking.com

Committee’s Website:

https://maximizeajrdvalue.com/

SOURCE Committee for Aerojet Rocketdyne Shareholders and Value Maximization

Set forth below is the letter that was mailed to Aerojet Rocketdyne shareholders on or about June 1, 2022:

Attention Aerojet Rocketdyne Shareholders:

Vote the WHITE Proxy Card Today for the Independent Slate

Protect Your Investment Against a Takeover by Executive Chairman Lichtenstein, His Steel Partners Group and His Self-Interested Agenda

June 1, 2022

Fellow Shareholders:

Aerojet Rocketdyne’s shareholders are facing an important decision at the Special Meeting on June 30th.

Over the past five years, Eileen Drake (Aerojet Rocketdyne’s CEO) has led the Company to strong shareholder returns. The Company improved its competitive position, explored value-enhancing alternatives, gained key customer wins and is now positioned to deliver substantial future value to Aerojet Rocketdyne shareholders.

Warren Lichtenstein, Executive Chairman of the Company, has endeavored to undermine the Company’s management and forward momentum. He has been paid millions as Executive Chair, while rarely visiting the Company’s office. Mr. Lichtenstein has been sanctioned by the Company’s board of directors (the “Board”) for his actions, following an investigation by an independent national law firm. He launched a proxy fight with his hedge fund (Steel Partners) to replace the Company’s directors – other than his friends and family – and wants to replace the CEO with a Steel Partners’ consultant. Moreover, Mr. Lichtenstein has deprived Aerojet Rocketdyne shareholders of the opportunity to elect a new Board, through litigation and other tactics to delay this shareholder meeting where he will be held accountable. Handing over control of Aerojet Rocketdyne to Mr. Lichtenstein and his friends would have devastating effects on your Company.

EILEEN DRAKE’S TEAM HAS A TRACK RECORD OF EXECUTING AND DELIVERING VALUE

Aerojet Rocketdyne has delivered substantial shareholder value and has a bright future ahead. In 2021, the Company grew sales by 6% to $2.188 billion, adjusted EBITDAP by 10% to $298.5 million and adjusted EPS by 18% to $1.97. The Company also generated $162 million of free cash flow, which exceeded management’s stated goal of 100% of net income.

During Ms. Drake’s tenure as CEO, the Company’s 111% five-year total shareholder return (“TSR”) significantly outperformed the S&P Aerospace & Defense Select Index by ~53% and the S&P 500 by ~23%. In the last 5 fiscal years, the Company grew revenue by 4.4% annually, adjusted EBITDAP by 8.3% annually and adjusted EPS by 19.5% annually.

5 Year TSR1:

1.	Reflects performance from 5/27/17 to 5/27/22

5 Year Revenue Growth:

5 Year EBITDAP* Growth:

*	Non-GAAP Measure

2

5 Year EPS Growth:

THE COMPANY HAS ESTABLISHED A DIVERSIFIED, WELL-BALANCED PORTFOLIO AND SIZEABLE BACKLOG ALIGNED WITH DEPARTMENT OF DEFENSE AND NASA PRIORITIES

Aerojet Rocketdyne serves a diversified portfolio of programs and markets across high-priority areas of the defense and space sector. The Company’s differentiated capabilities position it to deliver robust, consistent cash flow. Aerojet Rocketdyne will also continue to monetize its real estate holdings, providing additional cash generation.

The Company’s large, multi-year awards – including Ground-Based Strategic Deterrent (“GBSD”), Terminal High Altitude Area Defense, Standard Missile, NASA Space Launch System propulsion and the Orion spacecraft Main Engine – have driven growth and created a $6.8 billion backlog that stands at more than three times the Company’s annual sales, even before the Company received its largest ever RL 10 engine order from the United Launch Alliance in April. These programs provide long-term visibility on revenue growth and continued enhanced operating leverage.

Our nation’s focus on hypersonics as a national security imperative makes use of Aerojet Rocketdyne’s broad range of world-class capabilities. The Company continues to develop and produce advanced scramjets, solid rocket motor boosters, warheads and missile defense technologies, and, through the use of its additive manufacturing, has been able to dramatically reduce costs and development time for these new hypersonic capabilities.

In addition to hypersonics, Aerojet Rocketdyne continues to play a pivotal role in supporting the country’s space exploration. The Company powers NASA’s next generation heavy lift launch vehicle, the Space Launch System, the Orion deep space craft that will carry astronauts beyond low Earth orbit, and advanced in-space capabilities, including propulsion that has now supported nine out of

3

nine successful NASA landings on Mars, including the NASA Perseverance Mission in 2021.

Aerojet Rocketdyne has also ramped up production of rocket motors for the Stinger and Javelin missile systems as the U.S. and its allies provide these critical weapons to Ukraine.

Aerojet Rocketdyne’s leading capabilities in these important areas position the Company very well for sustained shareholder value creation.

THE COMPANY HAS MADE SIGNIFICANT OPERATIONAL ENHANCEMENTS

Aerojet Rocketdyne continues to make operational enhancements to drive new and existing programs. This includes strategic investments in advanced manufacturing processes, facility modernization and a highly skilled workforce. These enhancements have driven over 230 basis points of adjusted EBITDAP margin expansion since 2016.

The Company continues to invest in its Los Angeles facility to support NASA’s Space Launch System rocket and Artemis program, and in its Huntsville facilities for GBSD and hypersonics. The Company’s decision to locate the headquarters of its Defense business and a newly-built, world-class manufacturing facility in Huntsville has driven operational improvement and increased customer engagement. In Camden, Arkansas, the Company has invested in world-class engineering and manufacturing development capabilities, including growing a highly-skilled workforce by over 70% over the past 5 years. Accomplishments enabled by the Company’s ongoing, high-return investments include advances in hypersonic propulsion, counter-ballistic and counter-hypersonic technologies and additive manufacturing.

THE STEEL PARTNERS FACTION HAS ACTED IN A RECKLESS, SELF-INTERESTED AND CAPRICIOUS MANNER

In contrast, Mr. Lichtenstein and the Steel Slate have repeatedly shown themselves to be unreliable, self-interested and capricious in their actions:

•

Mr. Lichtenstein and his allies’ criticism began only after the Board investigation into his conduct in the fall of 2021 – never until February 2022 had they raised any motion in the Boardroom criticizing Company strategy.

4

•

In January 2022 Mr. Lichtenstein, as Executive Chairman, tried to force the Board to approve a written contract between the Company and Steel Partners to guarantee his reelection as Executive Chairman at the 2022 annual meeting of shareholders regardless of the outcome of the investigation.

•	The investigation report into Mr. Lichtenstein, released in May 2022, unanimously concluded that he engaged in a pattern of misconduct by:
○	engaging in unauthorized communications with third parties about pending transactions and executive management; and
○	violating the Board’s written instructions directing him to cease engaging in such unauthorized communications.

•

Mr. Lichtenstein engaged in a systematic campaign to delay a meeting of shareholders to elect a new Board, including bringing litigation in courts across the country. Notwithstanding these games by Mr. Lichtenstein and his hedge fund, Aerojet Rocketdyne shareholders have overwhelmingly supported this Special Meeting to enable your voices to be heard.

•

Mr. Lichtenstein is using Steel Partners’ billions to disparage Ms. Drake individually in litigation and the media to bully and pressure her to give up, so Aerojet Rocketdyne shareholders have only one choice of slate to vote on.

•

Mr. Lichtenstein has inundated employees with massive data requests and intimidating correspondence – reflecting a lack of understanding of the business, a waste of Company resources and a clear threat to the Company’s ability to hold together its employee base and maintain its client relationships. Both the Chief Operating Officer and General Counsel have recently left the Company rather than deal with the circus-like atmosphere that Mr. Lichtenstein has created.

•

Mr. Lichtenstein is completely out of touch with our Company. On May 23, 2022, he launched a new website to advance his campaign to take control of the Board. Demonstrating his lack of knowledge of the Company for which he has served on the board for over 14 years, the picture on his website is of a Russian rocket rather than an Aerojet Rocketdyne product!

5

MR. LICHTENSTEIN’S TRACK RECORD OF DESTROYING VALUE

•

From the date Mr. Lichtenstein joined the Company’s Board in 2008 until Ms. Drake was appointed CEO, the Company’s TSR underperformed the S&P Aerospace & Defense Select Index by more than 30%. Since Ms. Drake became CEO, the Company’s TSR has outperformed the S&P Aerospace & Defense Select Index.

•	Mr. Lichtenstein paid himself millions of dollars to serve as Executive Chair of the Company.

•

Mr. Lichtenstein insists on overseeing Aerojet Rocketdyne’s pension fund, along with his friend David Clay, which has performed poorly under his stewardship – he turned an overfunded position of $60+ million in 2008 to an underfunded position of ~($275 million) today. Curiously, he resists the suggestion that an audit of the pension plan would be beneficial to the Company and its shareholders.

OUR INDEPENDENT SLATE CONSISTS OF VALUE CREATORS WITH RELEVANT EXPERIENCE AND EXPERTISE

Our Independent Slate consists of Ms. Drake, fellow incumbent directors General Kevin P. Chilton, USAF (Ret.), Thomas A. Corcoran and General Lance W. Lord, USAF (Ret.), and the following four new nominees:

•

Gail Baker: Served as the President, Aftermarket Services for Collins Aerospace from 2019 until her retirement in 2020. In this role, she led the $11 billion worldwide commercial and military aftermarket business and customer service organizations, and her responsibilities included customer-tailored solutions, long-term aftermarket programs, spares planning and delivery, asset management, technical and strategic planning and management of 14 global maintenance, repair and overhaul facilities. From 2017 to 2019, Ms. Baker served as the President, Intelligence, Surveillance, Reconnaissance and Space at Collins Aerospace.

•

Marion C. Blakey: Served as President and CEO of Rolls-Royce North America Inc. (RRNA) until 2018. Prior to joining Rolls-Royce, Blakey was President and CEO of the Aerospace Industries Association (AIA) for eight years where she provided the leading voice for the aerospace and defense industry representing more than 270 member companies. From 2002 to 2007, Blakey was Administrator of the Federal Aviation Administration (FAA) where she operated the world’s largest air traffic control system and managed 44,000 employees and a $14 billion budget.

6

•

Maj. Gen. Charles F. Bolden, Jr. (Ret.): Was the Administrator of the National Aeronautics and Space Administration (NASA) from July 2009 until January 2017. Bolden’s 34 year career with the Marine Corps included 14 years as a member of NASA’s Astronaut Office. After joining the office in 1980, he traveled into orbit four times aboard the space shuttle between 1986 and 1994, commanding two of the missions and piloting two others.

•

Deborah Lee James: Served as the 23rd Secretary of the United States Air Force, a position she held from December 2013 to January 2017. Prior to her role as Secretary of the Air Force, Ms. James held various executive positions during a 12-year tenure at Science Applications International Corporation (SAIC), most recently serving as Sector President, Technical and Engineering of the Government Solutions Group.

THE STEEL PARTNERS SLATE CONSISTS OF HAND-PICKED LICHTENSTEIN FRIENDS AND ASSOCIATES THAT LACK RELEVANT EXPERIENCE AND/OR INDEPENDENCE

The Steel Partners slate is made up of Steel Partners and Lichtenstein cronies:

•

Mr. Lichtenstein originally joined the Board, alongside his nominees James Henderson and Martin Turchin, following a proxy fight by Lichtenstein against the Company in 2008, and all three have now been on the board for 14+ years.

○

Mr. Henderson formerly served as CEO of Lichtenstein-controlled Steel Connect and held a number of roles with Steel Partners LLC, a subsidiary of Steel Partners Holdings, earning on average an annual seven figure salary.

○	Mr. Turchin is the grandfather of Lichtenstein’s Chief of Staff at Steel Partners Holdings.
○	Audrey McNiff subsequently joined the Board in 2020, and is the sister of Lichtenstein’s long time friend and current board member at Steel Partners Holdings.

•

Steel Partners nominee Aimee Nelson lacks any relevant A&D sector experience and happens to be a signatory on behalf of Fifth Third Bank among a syndicate of bank lenders for a $600 million revolving credit facility to subsidiaries of Steel Partners Holdings.

•	Mark Tucker, Lichtenstein’s director nominee and proposed CEO replacement, is a Steel Partners paid consultant.

7

A VOTE FOR THE INDEPENDENT SLATE IS A VOTE FOR SHAREHOLDERS’ INTERESTS

If elected, our Independent Slate will undertake the following actions to benefit all shareholders:

●	Commence a comprehensive review of strategic, financial and capital allocation alternatives and opportunities.
●	Take a fresh look at the strategic landscape as we continue to seek to maximize shareholder value.
●	Eliminate the Executive Chair position and create an Independent Chair that acts on behalf of all shareholders (and saves the Company a bloated Executive Chair salary).
●	Commit to holding quarterly earnings calls (something Mr. Lichtenstein forbids) and providing financial guidance to investors.
●	Further enhance the gender and racial diversity of the Board through the election of four diverse new board members, including one African-American and three female directors.
●	Replace the leadership of the Benefits Management Committee to increase accountability for the performance of Aerojet Rocketdyne’s pension fund.

***

We look forward to continuing our engagement with our shareholders in the coming weeks. Thank you for your continued support.

Eileen P. Drake

Chief Executive Officer

Kevin Chilton, Thomas Corcoran, Lance Lord

Aerojet Rocketdyne’s Independent Directors

If you have any questions regarding your WHITE proxy card or need assistance in executing your proxy card, please contact:

D.F. King & Co., Inc.

Shareholders call Toll-Free: (888) 886-4425

All Others Call: (212) 269-5550

Email: AJRD@dfking.com

*	This communication is being sent in our individual capacity, and not by or on behalf of Aerojet Rocketdyne, Inc (the “Company”). No Company resources were used in connection with these materials.